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                                                        Exhibit 23.1
                                                        ------------



                        Consent of Independent Auditors
                        -------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 11, 2000 included in Dynamics Research Corporation's Annual Report on Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.

                               /s/ Arthur Andersen LLP
                                   Arthur Andersen LLP

Boston, Massachusetts
October 12, 2000